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                                                                   EXHIBIT 10.13

                                   Basic Terms

Client: Andrew S. Kennedy, MD             Suite: Office Suites PLUS at Regency
        2500 Regency Pkwy                        Park Attention: Michelle Benson
         Cary, NC 27511                          2500 Regency Parkway
         919.210.1259                            Cary, NC 27511
                                                 919.462.3690
                                                 mpbensonna,officesuiteSolus.com
Billing               Same as above
Address: (if
different)





Term: Start date: 7.12.06                           End Date: 7.31.07

Notice Date:      5.31.07

Office Number:

Window Office /ay Maximum number of
       occupants:



Monthly Fees:
                                                              Services Retainer
                                                              -----------------   -----------------
                                        Initial Programming                       Recurring Monthly
                                         and Installation                               Fees
                                         ----------------

Package.___________________
      1________Professional office (s)       $425.00               $1,050.00        $1,050.00
             Professional image



Services;___________________=_______
    1____Furniture Package
    1____Telephone Answering Package
    1____Fax/Modem Line
    1    High Speed Internet Access
    8    Hours Meeting Room Use













                                         ----------------     ----------------    ----------------
         Total :                             $425.00               $1,050.00        $1,050.00
                                                                                  ================


Due upon execution of Agreement
         initial Programming and                                                       $425.00
         Installation Services Retainer                                              $1,050.00
         First Month                                                                   $677.40
         Tax                                                                            $24.50
                                                                                        ------
         Total                                                                       $2,176.90

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